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                                                               EXHIBIT I(A)(10)


                       APPLICATION FOR GROUP INSURANCE


                              IS HEREBY MADE TO


               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                         (HEREIN CALLED THE COMPANY)


  I.   NAME OF APPLICANT:  [Sample Company]


       ADDRESS OF APPLICANT:  [123 Main Street]


 II.   TYPE OF GROUP INSURANCE APPLIED FOR:  [Group Flexible Premium Variable
                                             Life Insurance issued under Policy
                                             Form GVL-95(P) and Certificate
                                             Form GVL-95(C) and ICMG Registered
                                             Variable Life Separate Account One]


III.   PARTICIPATION AND UNDERWRITING PROVISIONS:  [Guaranteed Issue to
                                                   participating employees who
                                                   meet the Employee Eligibility
                                                   requirements].


 IV.   ELIGIBILITY REQUIREMENTS:  [All active full-time employees who are Vice
                                  Presidents and above and who are United States citizens.]


  V.   EFFECTIVE DATE:  [         ]


 VI.   PREMIUMS:  [10,000]


VII.   SPECIAL REQUESTS:


It is agreed that the policy will become effective on the Effective Date provided the application is accepted by the Company. The Applicant declares that to the best of its knowledge and belief the statements and answers above are complete and true.


DATED AT  __________________________ THIS ________ DAY OF _____________________


__________________________________          ___________________________________
       WITNESS                                      APPLICANT


                                            BY:  ______________________________
ITT HARTFORD LIFE AND ANNUITY                    AUTHORIZED SIGNATURE
INSURANCE COMPANY
ACCEPTED:  _______________________          TITLE:  ___________________________

TITLE:  __________________________


GVL-A95